1 © 2016 PAREXEL INTERNATIONAL CORP. / CANCELLATIONS CANCELLATIONS/BEGINNING BACKLOG 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Quarterly Cancellation Rate Trailing 12-Month Avereage 6.4% 5.4% • Expect a substantial reduction in cancellations in 2Q FY2017 versus 1Q FY2017 − In range normalization over time 15

2 © 2016 PAREXEL INTERNATIONAL CORP. / GROSS NEW BUSINESS AWARDS TRAILING 12-MONTH (TTM) GROSS NEW BUSINESS WINS ($ IN MILLIONS) ~12% Annual Growth 1Q'15 2Q'15 3Q'15 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 $3,763 $2,980 • We expect to report continued strong new business performance in 2Q FY2017 17